ALPHA ARCHITECT VALUE MOMENTUM TREND ETF

SUMMARY PROSPECTUS

NOVEMBER 23, 2020

ALPHA ARCHITECT VALUE MOMENTUM TREND ETF

(VMOT) Cboe BZX Exchange, Inc.

Beginning January 1, 2021, the Alpha Architect Value Momentum Trend ETF (the “Fund”) intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Fund’s website, www.alphaarchitect.com. Shareholders who wish to continue to receive paper copies of the Fund’s annual and semi-annual shareholder reports should contact the Fund at 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com or contact their financial intermediaries.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future Fund reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Before you invest, you may want to review the Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.alphaarchitect.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated November 23, 2020 are incorporated by reference into this Summary Prospectus.

Fund Summary

Investment Objective

The Alpha Architect Value Momentum Trend ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the Alpha Architect Value Momentum Trend Index (the “Index”).

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). The fees and expenses are expressed as a percentage of the Fund’s average daily net assets. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses
Dividend Expenses on Securities Sold Short[1]	0.95%
Other Operating Expenses	0.00%
Total of Other Expenses	0.95%
Acquired Fund Fees and Expenses[2]	0.56%
Total Annual Fund Operating Expenses	1.96%
Less Fee Waiver[3]	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver[4]	1.75%

[1]	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to that dividend to the party from which the Fund borrowed the stock and to record the payment of the dividend as an expense.
[2]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including the Alpha Architect ETFs (as defined herein).
[3]	The Fund’s investment adviser has contractually agreed to waive all or a portion of its management fee for the Fund until at least February 28, 2022 to the extent necessary to prevent (i) management fees paid to the investment adviser for the Fund plus (ii) the aggregate amount of management fees paid to the investment adviser for management of the Alpha Architect ETFs (defined below) that are directly attributable to the Fund’s ownership of shares of the Alpha Architect ETFs, from exceeding 0.79% of the Fund’s daily net assets. This waiver agreement may be terminated only by agreement of the investment adviser and the Fund’s Board of Trustees.
[4]	Excluding dividend expenses on securities sold short, the Total Annual Fund Operating Expenses are 0.79%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example reflects the fee waiver described above. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$178	$595	$1038	$2268

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the Index. The Index is based on a proprietary methodology developed by Empirical Finance, LLC, d/b/a Alpha Architect, and licensed to Empowered Funds, LLC, the Fund’s investment adviser (the “Adviser”) and a wholly-owned subsidiary of Alpha Architect. The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies.

The Index

The Index will be composed primarily of the other ETFs advised by the Adviser (the “Alpha Architect ETFs”). Currently, there are four Alpha Architect ETFs, which invest in either domestic or international equity securities, and employ either a “momentum” or a “value” investment strategy. In addition, the Index may, from time to time, use hedging strategies (as described more below).

The Alpha Architect ETFs can be grouped into ETFs that use a quantitative momentum investment strategy (Alpha Architect U.S. Quantitative Momentum ETF and Alpha Architect International Quantitative Momentum ETF, referred to as the “Momentum ETFs”) and those that use a quantitative value investment strategy (Alpha Architect U.S. Quantitative Value ETF and the Alpha Architect International Quantitative Value ETF, referred to as the “Value ETFs”). A “momentum” investment style emphasizes investing in securities that recently have had better recent total return performance compared to other securities. In contrast, a “value” investment style emphasizes investing in securities that based on quantitative analysis are considered undervalue compared to other securities.

Each index tracked by the Alpha Architect ETFs uses a 5-step, quantitative, rules-based methodology to identify a portfolio of equity securities with positive momentum (for the Momentum ETFs) or potential for capital appreciation (for the Value ETFs), as described below. Construction of each index begins with a universe of stocks that principally trade on the applicable exchanges (e.g., either U.S. exchanges or exchanges in countries included in the MSCI EAFE Index). Each universe of stocks is then screened to, among other things, include the largest 1,500 common stocks based on their market capitalization. A liquidity screen is then employed to eliminate illiquid securities.

For each index tracked by the Momentum ETFs (each, a “Momentum Index”), the second stage eliminates companies with potential issues, the third stage screens the remaining companies to identify the top 100 companies with the highest cumulative return for the past 12 months, excluding the last month. The fourth stage employs a momentum quality screen to identify which of the remaining companies has experienced the most consistent positive returns during the 12-month period measured above. To account for seasonal (i.e., quarter-end) effects on a company’s performance, each Momentum Index is reconstituted quarterly. The Momentum Index for QMOM is reconstituted near the end of February, May, August, and November. The Momentum Index for IMOM is reconstituted near the beginning of each March, June, September, and December. In each case, the reconstitutions take place approximately just over or just under one month ahead of each calendar quarter-end. At the time of each reconstitution, each Momentum Index constituent is equally-weighted.

For each index tracked by the Value ETFs (each, a “Value Index”), the second stage incorporates proprietary models to identify and exclude companies at risk for the highest likelihood of poor financial performance. The third stage employs a value-driven approach to identify the cheapest 100 firms based on a proprietary value-centric metric similar to what is known as the “enterprise multiple,” a firm’s total enterprise value divided by earnings before interest and taxes (EBIT). The fourth stage of Value Index construction seeks to identify which of the remaining companies has a strong current financial position with operational momentum. The Value Index for QVAL is reconstituted quarterly in each March, June, September, and December. The Value Index for IVAL is reconstituted near the beginning of each March, June, September, and December. At the time of each reconstitution, each Value Index constituent is equally-weighted.

The Index is developed based primarily on a risk-parity approach, which focuses on an allocation of risk rather than an allocation of capital. That is, the Index will seek to allocate more assets to a sub-index with lower volatility (and therefore lower relative risk) and fewer assets to a sub-index with higher volatility (and higher relative risk). The Fund uses this risk parity approach to seek to construct an overall portfolio with less volatility and risk. As of September 21, 2020, the Index, excluding the use of any hedging strategies (as described more below), was weighted as follows: 20.33% in the Alpha Architect U.S. Quantitative Value ETF; 27.85% in the Alpha Architect International Quantitative Value ETF; 20.30% in the Alpha Architect U.S. Quantitative Momentum ETF; 31.38% Alpha Architect International Quantitative Momentum ETF; and 0.14% in cash and cash equivalents.

To seek to avoid down trending markets, the Index (and therefore the Fund) may hedge up to 100% of the value of its long portfolio. The Index uses a mathematical modeling approach with respect to the use of hedging techniques. The Fund may use derivatives, including U.S. exchange-traded stock index futures or options thereon, to seek to hedge during times when the Index’s model indicates that the U.S. equity market or international equity market identifies unfavorable trends in each respective market.

The Index will engage in hedging of its U.S. portfolio by shorting a representative broad-based U.S. securities index ETF when either one or both of the following conditions are met. First, the Index will hedge if the U.S. equity markets’ total return over a rolling twelve calendar month period is less than or equal to U.S. Treasury bill returns over the same period. Second, the Index will hedge when the U.S. equity markets’ twelve-month moving average exceeds current prices. There is a 50 percent weight to each rule. If both rules are triggered the Index’s U.S. equity portfolio will be fully hedged; if one rule is triggered the Index’s U.S. equity portfolio will be 50 percent hedged; and if no rules are triggered the Index’s U.S. equity portfolio will have no hedge.

The Index will engage in hedging of its international portfolio by shorting a representative broad-based international securities index ETF when either one or both of the following conditions are met. First, the Index will hedge if the international equity markets’ total return over a rolling twelve calendar month period is less than or equal to the returns of the U.S. Treasury bill over the same period. Second, the Index will hedge when the international equity markets’ twelve-month moving average exceeds current prices. There is a 50 percent weight to each rule. If both rules are triggered the Index’s international equity portfolio will be fully hedged; if one rule is triggered the Index’s international equity portfolio will be 50 percent hedged; and if no rules are triggered the Index’s international equity portfolio will have no hedge.

The Index’s ETF components will be reconstituted annually, however, the hedging trend calculations (and hedging related Index changes, if any) will be conducted monthly. The date of each subsequent reconstitution of the Index will be available on the Fund’s website at www.alphaarchitect.com/funds/contact at least one week prior to such date.

The Fund’s Investment Strategy

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index and other instruments of the Index. The Fund and the Alpha Architect ETFs are part of the same group of investment companies.

The Fund may also invest up to 20% of its assets in cash and cash equivalents (including U.S. treasury bills), other investment companies, as well as securities and other instruments not included in the Index but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and changes to the Index (such as reconstitutions, additions, and deletions).

The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Risks”.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of those underlying Alpha Architect ETFs. An investment in the Fund is subject to the risks associated with the Alpha Architect ETFs that comprise the Index. At times, certain of the segments of the market represented by constituent Alpha Architect ETFs in the Index may be out of favor and underperform other segments. The Fund indirectly pays a proportional share of the expenses of the Alpha Architect ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”

Portfolio Size Risk. Pursuant to its methodology, the Index is composed of a relatively small number of constituents. Therefore, in seeking to track the returns of the Index, the Fund holds a similarly small number of positions. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one holding of the Fund may have a greater impact on the Fund’s NAV than it would if the Fund tracked an index comprised of a greater number of constituents.

Quantitative Security Selection Risk. Data for some companies in which the Alpha Architect ETFs invest or upon which the Fund calculates its risk-parity allocations may be less available and/or less current than data for companies in other markets. The Index (and each Alpha Architect ETF index) uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index, sold in connection with a reconstitution of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Hedging Risk - General. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security or basket of securities (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the related security or basket of securities will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Hedging Model Risk. The risk that the Index’s use of hedging strategies based on mathematical models may not produce the desired result or risk that the Adviser is unable to trade certain derivatives effectively or in a timely manner. The Index uses a mathematical approach to the implementation of hedging strategies. Maintenance of the hedging strategies will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Index’s hedging strategies may expose the Index (and therefore the Fund) to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity securities. Hedging strategies could limit the Index’s (and therefore the Fund’s) gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Index’s (and the therefore the Fund’s) hedging strategies may result in the Index (and the Fund) outperforming the general securities market during periods of flat or negative market performance and underperforming the general securities market during periods of positive market performance.

Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Fund, the Fund will be exposed to the risks associated with hedging (described above). Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Fund’s use of derivatives may be substantially greater than the amount of the Fund’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. Since the Fund primarily uses exchange-traded equity index futures contracts and exchange-traded interest rate futures contracts, the primary risks associated with the Fund’s use of derivatives are equity market risk and hedging risk.

Short Sale Risk. When the Fund sells futures contracts or other securities short, the Fund is exposed to the risks associated with short sales. Short sales involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from security purchases can be no greater than the total amount invested.

Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares (or the Alpha Architect ETFs’ shares) may begin to mirror the liquidity of its underlying portfolio holdings (or the underlying portfolio holdings of the Alpha Architect ETFs), which can be significantly less liquid than the Fund’s Shares (or the relevant Alpha Architect ETF’s shares), potentially causing the market price of the Fund’s Shares (or the relevant Alpha Architect ETF’s shares) to deviate from its (their) NAV.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Underlying Alpha Architect Funds Risks. The Fund expects to invest a substantial portion of its assets in the Alpha Architect ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Alpha Architect ETFs. The Fund’s NAV will change with changes in the value of the Alpha Architect ETFs and other instruments in which the Fund invests based on their market valuations. If the investment advisory fee waiver is discontinued, an investment in the Fund will entail more costs and expenses than the combined costs and expenses of direct investments in the Alpha Architect ETFs and the costs and expense of engaging in hedging strategies as contemplated by the Index.

Manufacturing Sector Risk. The Fund is currently subject to manufacturing sector risk because as of January, 21, 2020, a material portion of two of the underlying Alpha Architect ETFs were invested in the manufacturing sector. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Periodic Rebalance Risk. As noted above, the Index conducts hedging trend calculations (and hedging related Index changes, if any) on a monthly basis. Additionally, the Index’s ETF components are reconstituted annually. Although the monthly hedging trend calculations are designed to seek to limit downside exposure, because the ETF components are reconstituted on an annual basis, (i) the Index’s market exposure may be affected by significant market movements promptly following the annual reconstitution that are not predictive of the market’s performance for the subsequent year and (ii) changes to the Index’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a year if such changes first take effect promptly following the reconstitution. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

In addition to some or all of the foregoing risks, the Fund will be subject to the risks as noted below:

Momentum Style Risk. Investing in or having exposure to securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which an Alpha Architect ETF may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, such as differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Small- & Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

High Portfolio Turnover Risk. The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

Performance

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at www.alphaarchitect.com/funds or by calling the Fund at (215) 882-9983.

Calendar Year Total Return as of December 31, 2019

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 7.36% (quarter ended December 31, 2019) and the Fund’s lowest return for a calendar quarter was -16.27% (quarter ended December 31, 2018).

Average Annual Total Returns
(for periods ended December 31, 2019)
	1 Year	Since Inception (5/2/2017)
Return Before Taxes	4.59%	1.13%
Return After Taxes on Distributions	4.15%	0.82%
Return After Taxes on Distributions and Sale of Shares	3.02%	0.87%
MSCI The World Index Gross (reflects no deduction for fees, expenses or taxes)	28.40%	11.46%
Alpha Architect Value Momentum Trend Index (reflects no deduction for fees, expenses or taxes)	4.36%	0.81%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Empowered Funds, LLC serves as the investment adviser of the Fund.

Portfolio Manager

Mr. Brandon Koepke is the portfolio manager for the Fund and has managed the Fund since June 26, 2020.

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares (for example, 10,000 Shares), called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.